As filed with the Securities and Exchange Commission on December 1, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 – September 30, 2009

ITEM 1.

REPORT TO STOCKHOLDERS.

Annual Report
September 30, 2009

Table of Contents

A Message to Our Shareholders	1

Performance Chart and Analysis	6

Schedule of Investments	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	16

Additional Information (Unaudited)	17

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2009

Dear Shareholder,

We are pleased to present the Grisanti Brown Value Fund annual report from October 1, 2008 through September 30, 2009. What follows is a description of some of the market actions that occurred and some of the portfolio decisions we made for the Fund during this time period.

Sometimes, in order to figure out where you’re going, it helps to know where you’ve been.  This letter will explain why we are generally optimistic about the fledgling economic recovery, but have little confidence that the indiscriminate rise in the equity market since March can be sustained.  For reasons explained below, we believe that the current recovery will evolve into a slow-growth economy, and equity gains are likely to come from concentrated investments in specific companies rather than the broad market.  Grisanti Brown & Partners has experience with stock picking in a sideways market. We believe that a concentrated portfolio of out-of-favor equities will yield outperformance in the future.  This brief review of where we’ve been (with the help of a few charts) helps explain our view of the future and the reasoning behind the current investments in the Fund.

1.  The Economy seems to be improving.

The financial crisis that occurred in late 2008 was unique, but the dynamics of the recovery are not.  So far this recovery is following the same multi-step path as other turnarounds over the last 80 years.  First, there is a policy response.  In October of 2008, this started with the unprecedented bank bailout called TARP.  It continued with direct government support for the auto industry and the commercial paper and other financial markets, as well as a massive stimulus program.  The second domino is the stock market, which bottomed in March and has risen strongly since then, in anticipation of an economic recovery.  Leading economic statistics -- those that anticipate or occur prior to economic growth -- then start to improve, like building permits, consumer confidence and deliveries from suppliers to manufacturers.  This is the step that is occurring right now.  Finally, real economic growth as measured by rising corporate earnings, GDP and employment comes last.  This final stage has yet to occur, but the current recovery is actually slightly quicker than past comebacks in terms of the rise of both the stock market and the leading economic indicators.  Because there is so much skepticism about a real recovery, we think the following data is both helpful and succinct.

The TED Spread is back to normal.  We wrote in our 2008 year-end letter that the TED Spread1 was a reliable proxy for assessing the fear (and resulting lack of liquidity) in the markets.  In that letter we included a chart that showed the TED Spread, which has averaged about 0.39% since the early 1990s.  During the Lehman Brothers bankruptcy, it soared more than ten times to an unprecedented 4.50%.  The following chart shows that the TED Spread has returned to a normal level.

———————

1

The “TED Spread” measures the difference between the rate on three month U.S. Treasury bills (the “T”) versus the rate on loans made among major private banks (the Eurodollar or “ED”).  In times of market calm, major banks will lend to each other at a tiny spread over the government rate.   But in times of fear, banks are wary of lending, even to each other, and the TED Spread widens as investors prefer U.S. Treasury debt over private bank obligations.

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2009

Monthly job losses appear to have peaked.  Job creation is a lagging indicator, in other words, increased employment won’t occur until companies feel comfortable enough to hire again.  But first, job losses must slow.  One sign that has accompanied six of the last seven recoveries is the bottoming out of monthly job losses.  This occurred in January.

Leading (forward looking) business conditions are picking up.  The ISM index is a measure of supply in the manufacturing chain.  Supply managers tend to order more inventory as they perceive business picking up.  Over the decades this has been an accurate measure of economic growth 6-12 months later.  For the first time in more than two years it has had a positive (above 50) reading.

2

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2009

The stock market has risen sharply.  One of the most reliable leading indicators over the last 80 years has been the stock market.  The 58% rise since the lows in March is a classic recovery indicator.

The preceding charts all cover a period that was extremely painful in terms of economic loss and wealth destruction.  While we would not expect the recovery to follow a straight line up, we do have multiple data points that consistently show the patient is recovering.

2.  The Stock Market has risen in seeming anticipation of a normal historical recovery, but this one might be weaker than normal.

The 58% rise in share prices from March lows suggests anticipation of some better earnings growth ahead.  While the economy is definitely headed in that direction, we believe at the end of the day earnings will be disappointing for many companies.  Two important facts make this recovery different from others.  First, the consumer remains over-levered.  While we think the ‘death of the consumer’ is exaggerated, given the historically high debt-to-income levels today, consumers of the future simply can’t be the engines of growth they were historically.  This is especially the case when an important source of consumer spending over the past fifteen years -- the home equity line of credit -- is now practically unavailable in many cases.

While the consumer, who represents 70% of economic activity in the United States, will not be able to rise to the occasion, the public sector is just as strapped.  Because of the large stimulus program and lower federal tax receipts due to the slowing economy, the federal deficit will reach a peacetime record of 13% of GDP.2  State and local governments are facing similar high-water marks.  While the federal government has passed a large stimulus program, states are simultaneously cutting their spending, effectively muting the effect of the congressional stimulus.

For these two reasons, we believe that this recovery will be less robust than an estimate based solely on historical precedent.  That leads to our next point.

3.  The momentum market appears exhausted--returns from here will depend on concentrated investments in the right companies and industries.

In the disastrous fourth quarter of 2008 we wrote that stock picking was like choosing among staterooms on the Titanic. In a mirror image of that period, in the third quarter of 2009, almost all stocks moved up. While we are pleased to report the Fund outperformed the S&P 500 Index for the 3rd quarter and year-to-date through September 30, 2009, we believe that the more important test will come when the market returns to its more deliberative role, of weighing winners and losers over time.  Looking forward we believe overall market returns will be much more subdued, but individual stock selection can still deliver strong performance.  In fact, in the coming slow growth environment those companies that can deliver above average performance will stand out even more.

———————

It is worth noting, in the interest of full disclosure, that during World War II the deficit did soar to 30% of GDP, with only a mild recession in its aftermath.  Thus, a high deficit to GDP ratio does not by itself guarantee impending doom.

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2009

After several quarters of making a number of new investments -- especially the heavy investments in the financial sector over the Winter of 2008-09 – the Fund’s holdings changed very little in the third quarter. A month ago we sent to you our summary of investments, which included an update of all Fund holdings.  This remains current, as we have not made a significant new investment since then.3

JP Morgan Chase & Co., Bank of America Corp., Annaly Capital Management, Inc. and Chubb Corp. were among our best performers for the quarter, and rank near the top of the list for the year.  It’s no coincidence that all these investments are in the financial sector.  We continue to believe that financials (broadly speaking, including large banks and insurance companies) are among the very few industries where meaningful earnings growth is occurring this year instead of in 2010 or 2011.  As we have written over the last several quarters, this is because loss reserves at these firms will start to decline several quarters prior to the peak in actual losses4, and earnings will increase greatly for the simple reason that these reserves were so enormous.  Bank of America is perhaps the greatest beneficiary of this peaking of loss reserves.  This dynamic, coupled with the fact that it remains one of the few financials selling below book value, is why it remains our largest holding even though it has already performed well.

Other concentrated investments in technology and retail have also helped the Fund to outperform the market this year.  Microsoft Corp. (up 34% this year), Cisco Systems, Inc. (up 44%), Applied Materials, Inc. (up 54% since purchase in February),  Hewlett-Packard Co. (up 31%), and Fiserv, Inc. (up 33%) have all outperformed the S&P 500 by a wide margin, while Target Corp.  (up 37%) and Walgreens Co. (up 54%) have also performed better than the market.

Some of these investments, though, are approaching our fair value target, and as the market stops climbing every day we are mindful that taking gains is not a bad habit.  (Bernard Baruch once said “I’ve made a lot of money selling too early.”)  If the recovery follows its usual historical path, companies in the energy, industrial or materials businesses might start to show stronger growth.  We want to be there before that happens.

4.   Our Long-Term View for Equities is still positive, partly because the last ten years have been miserable.

In March of 2009 we sent to clients our piece entitled “Long-Term Case for U.S. Equities”.  That was an especially discouraging time for investors, and therefore a rather fertile period for investment and potential long-term return.  While the market has done well since then, we think it is important to put the recent returns in perspective.  Below is an updated version of the 173 year chart that shows the 10-year compound annual return of the S&P 500 Index (and its predecessors).

Source:  “A New Historical Database for the NYSE 1815 to 1925: Performance and Predictability,” William N. Goetzmann, Roger G. Ibbotson, Liang Peng, Yale School of Management; 1925-Present is Standard & Poor’s data.

———————

The Summary of Investments can also be found at www.gbpfunds.com/letters/mid-3q09.php.

4

Banks reserve for losses before they actually incur them.  For example, if a mortgage is 90 days late, a bank may post a loss reserve for that home.  The loss is often incurred only upon final disposition of the property, at which time, depending on the sales price, the loss reserve was either adequate (no further charge is taken) or a charge (or gain) is taken to reflect the difference between the incurred loss and the previously posted reserve.  Assuming loss reserves are close to accurate -- and we believe, after 2 years of huge reserve-taking, they are -- future “losses” should not burden profits going forward as they have already been reflected in past charges.

GRISANTI BROWN VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2009

For almost the entire 173 years the 10-year return remains in positive territory.  In other words, if you had bought stocks, in good times or bad, ten years later you would usually have had a positive return, sometimes anemic, sometimes quite lucrative.  There are, however, some rare, unfortunate points at which, even over a ten-year stretch, your returns would be almost zero or even negative.  As might be expected, the end of the Great Depression (1938) is one such point.  Significantly, by March 2009, the 10-year return reaches an historic low (worse than 1938).  If you had invested in the S&P 500 Index in March of 1999, you would have lost, on average, more than 3% annually ten years later. And, the last six months of wonderful performance has only brought the ten year annualized return back to zero. There are enormous problems in the economy and the world at large right now, but the same was true in 1938 and 1976 (similar low points in equity returns).  High pessimism and initial stages of a recovery would seem to make a promising ground for long-term investing.

Thank you for your trust and we welcome any questions you might have.

Christopher C. Grisanti Portfolio Manager	Vance C. Brown Portfolio Manager

Jared S. Leon Portfolio Manager	Robert G. Gebhart Portfolio Manager

Grisanti Brown & Partners LLC – Adviser to the Grisanti Brown Value Fund

The views presented in the letter were those of the Fund managers as of September 30, 2009, and may not reflect their views on the date this letter is first published or at anytime thereafter. These views are intended to assist the shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

As a non-diversified fund, the Fund may focus a larger percentage of its assets in the securities of fewer issuers. Investing in a limited number of securities exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

GRISANTI BROWN VALUE FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2009

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Grisanti Brown Value Fund – I Shares, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the index is unmanaged.  One cannot invest directly in an index.

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for I Shares is 1.49%.  However the Fund’s adviser has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses such that total operating expenses do not exceed 0 .99%.  Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For most recent month end performance, please call (866)775-8439.

Total Return as of 9/30/09	One Month	Three Months	Six Months	One Year	Since Inception 10/21/05
Grisanti Brown Value Fund – I Shares	1.88%	15.93%	32.57%	(4.06)%	(5.76)%
S&P 500 Index	3.73%	15.61%	34.02%	(6.91)%	(0.63)%

Investment Value on 9/30/09
Grisanti Brown Value Fund – I Shares	$7,914
S&P 500 Index	9,753

GRISANTI BROWN VALUE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009

Shares	Security Description	Value	Shares	Security Description	Value
Common Stock – 96.9%				Total Investments – 96.9%
				(Cost $15,988,448)*	$16,988,340
Consumer Discretionary – 11.8%				Other Assets and Liabilities, Net – 3.1%	537,685
15,750	Target Corp.	$735,210		Total Net Assets – 100.0%	$17,526,025
19,250	Time Warner, Inc.	554,015
164,800	Wendy's/Arby's Group, Inc., Class A	779,504	———————
		2,068,729		(a) Non-income producing security
			* Cost for Federal income tax purposes is $16,107,992 and
Consumer Staples – 8.5%			net unrealized appreciation consists of:
10,300	Energizer Holdings, Inc. (a)	683,302
21,300	Walgreen Co.	798,111		Gross Unrealized Appreciation	$2,204,907
		1,481,413		Gross Unrealized Depreciation	(1,324,559)
			Net Unrealized Appreciation		$880,348
Energy – 4.7%
46,050	The Williams Companies, Inc.	822,914

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Financial Services – 20.3%
30,200	Annaly Capital Management, Inc.	547,828
66,600	Bank of America Corp.	1,126,872
11,910	JPMorgan Chase & Co.	521,896
43,100	The Charles Schwab Corp.	825,365
2,880	The Goldman Sachs Group, Inc.	530,928
		3,552,889
			Valuation Inputs		Investments in Securities
Healthcare – 8.9%
9,740	Becton Dickinson and Co.	679,365		Level 1 – Quoted Prices	$16,988,340
53,500	Pfizer, Inc.	885,425		Level 2 – Other Significant Observable Inputs	––
		1,564,790		Level 3 – Significant Unobservable Inputs	––
				Total Investments	$16,988,340
Industrials – 5.2%			The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.
17,150	Navistar International Corp. (a)	641,839
9,350	Pentair, Inc.	276,012
		917,851

Insurance – 10.2%				% of Total Net Assets
27,210	Axis Capital Holdings, Ltd.	821,198
19,200	Chubb Corp.	967,872
		1,789,070

Materials – 3.3%
12,200	The Mosaic Co.	586,454

Technology – 24.0%
47,770	Applied Materials, Inc.	640,118
32,100	Cisco Systems, Inc. (a)	755,634
23,150	Fiserv, Inc. (a)	1,115,830
20,800	Hewlett-Packard Co.	981,968
27,450	Microsoft Corp.	710,680
		4,204,230
Total Common Stock (Cost $15,988,448)		$16,988,340

See Notes to Financial Statements.   7

GRISANTI BROWN VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2009

ASSETS
Total investments, at value (Cost $15,988,448)	$16,988,340
Cash	508,623
Receivables:
Dividends and interest	36,643
From investment adviser	9,357
Prepaid expenses	11,843
Total Assets	17,554,806
LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	10
Compliance services fees	2,083
Fund service fees	74
Other expenses	26,614
Total Liabilities	28,781
NET ASSETS	$17,526,025
NET ASSETS REPRESENT
Paid-in capital	$33,510,882
Accumulated undistributed net investment income	160,320
Accumulated net realized loss on investments	(17,145,069)
Net unrealized appreciation on investments	999,892
NET ASSETS	$17,526,025
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $17,526,025 and 2,316,154 shares outstanding at $0.00 par value (unlimited shares authorized)	$7.57

8   See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2009

INVESTMENT INCOME
Dividend income	$429,949
Interest income	5,866
Total Investment Income	435,815
EXPENSES
Investment adviser fees	167,180
Fund service fees	159,714
Compliance service fees	29,949
Distribution fees, Investor Class	5
Professional fees	74,938
Custodian fees	8,816
Registration fees	38,258
Trustees’ fees and expenses	986
Reports to shareholders	20,927
Miscellaneous expenses	12,697
Total Expenses	513,470
Fees waived and reimbursed	(318,750)
Net Expenses	194,720
NET INVESTMENT INCOME	241,095
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(7,079,079)
Net change in unrealized appreciation on investments	3,750,886
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,328,193)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,087,098)

See Notes to Financial Statements.   9

GRISANTI BROWN VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2009	Year Ended September 30, 2008
OPERATIONS:
Net investment income	$241,095	$160,701
Net realized loss on investments	(7,079,079)	(9,855,633)
Net change in unrealized appreciation/(depreciation) on investments	3,750,886	(9,760,660)
Net Decrease in Net Assets from Operations	(3,087,098)	(19,455,592)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
I Shares Class	(107,748)	(399,287)
Net realized gains
I Shares Class	––	(1,639,456)
Net Decrease in Net Assets from Distributions	(107,748)	(2,038,743)
CAPITAL SHARE TRANSACTIONS:
Sale of shares
I Shares Class	962,064	2,576,386
Investor Class	3,000	5,010
Contributions from share reclassification:
I Shares Class (Note 1)	4,657	––
Reinvestment of distributions
I Shares Class	98,963	1,991,147
Redemption of shares
I Shares Class	(11,976,182)	(13,607,336)
Investor Class	––	(5)
Redemptions from share reclassification:
Investor Class (Note 1)	(4,657)	––
Decrease from Capital Transactions	(10,912,155)	(9,034,798)
Decrease in Net Assets	(14,107,001)	(30,529,133)
NET ASSETS:
Beginning of year	31,633,026	62,162,159
End of year (a)	$17,526,025	$31,633,026
SHARES ISSUED & REDEEMED
Sale of shares
I Shares Class	159,428	237,706
Investor Class	461	436
Contributions from share reclassification:
I Shares Class (Note 1)	896	––
Reinvestment of distributions
I Shares Class	15,834	175,327
Redemption of shares
I Shares Class	(1,850,016)	(1,397,020)
Investor Class	––	(1)
Redemptions from share reclassification:
Investor Class (Note 1)	(896)	––
Decrease in Shares	(1,674,293)	(983,552)
(a) Amount includes undistributed net investment income	$160,320	$38,334

10    See Notes to Financial Statements.

GRISANTI BROWN VALUE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

I Shares Class (a)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	October 21, 2005 (b) through September 30, 2006

NET ASSET VALUE, Beginning of Period	$7.93	$12.50	$11.17	$10.00
OPERATIONS
Net investment income (c)	0.08	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.41)	(4.18)	1.29	1.14
Total from Operations	(0.33)	(4.15)	1.36	1.18
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)	(0.08)	(0.03)	(0.01)
Net realized gain on investments	––	(0.34)	––	––
Total Distributions to Shareholders	(0.03)	(0.42)	(0.03)	(0.01)
NET ASSET VALUE, End of Period	$7.57	$7.93	$12.50	$11.17
TOTAL RETURN (d)	(4.06)%	(34.23)%	12.20%	11.78%
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$17,526	$31,630	$62,162	$52,925
Ratios to average net assets (e):
Net expenses	0.99%	0.99%	1.19%	1.50%
Gross expenses (f)	2.49%	1.49%	1.40%	1.82%
Net investment income	1.22%	0.32%	0.53%	0.35%
PORTFOLIO TURNOVER RATE (d)	92%	69%	58%	50%

———————

(a)

Effective March 2, 2009, the Investor Class was reclassified as I Shares Class. For the period October 1, 2008 through March 2, 2009, total return for the Investor Class was (34.34)%. For the aforementioned period, the annualized gross expense and net expense ratios were 1,221.42% and 1.25%, respectively.

(b)

Commencement of operations.

(c)

Calculated based on average shares outstanding during the period.

(d)

Not annualized for periods less than one year.

(e)

Annualized for periods less than one year.

(f)

Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.   11

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

Note 1. Organization

The Grisanti Brown Value Fund (the “Fund”), is a non-diversified portfolio of Forum Funds (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  As of September 30, 2009, the Trust had twenty-eight investment portfolios.  Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.  The Fund currently offers one class of shares: I Shares Class.  The I Shares Class commenced operations on October 21, 2005.   The Fund seeks capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns.

On February 12, 2009, the Trust’s Board of Trustees (the “Board”) approved the conversion of the outstanding shares of the Fund’s Investor Class, in a tax-free exchange into shares of the Fund’s I Shares Class and the closure of the Investor Class to new investments.  On March 2, 2009, each shareholder of the Investor Class received I Shares Class shares in a dollar amount equal to their investment in the Investor Class as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services.  Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than an NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy.  The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance  with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.  The Fund’s Federal tax returns filed in the three-year period ended September 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees and Other Transactions

Investment Adviser – Grisanti Brown & Partners LLC (the “Adviser”) is the investment adviser to the Fund.  Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.85% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets. The Fund’s I Shares Class has temporarily suspended the making of any payments under the Rule 12b-1 Plan.

Other Service Providers – Atlantic provides administration, fund accounting and transfer agency services to the Fund.  Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.  The base fee is subject to an annual minimum. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses. The fees are accrued daily by the Fund and are paid monthly based on the average net assets, transactions and positions for the previous month.

Atlantic also provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman).  In addition, a $3,000 stipend is paid to each Trustee that serves as Chairman of one or more Board committees.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

Note 4. Expense Reimbursements and Waiver of Fees

The Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund’s I Shares Class’ average daily net assets.  Other fund service providers have voluntarily agreed to waive a portion of their fees.  Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.  For the year ended September 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Other Waivers	Total Fees Waived

$151,684	$98,086	$68,980	$318,750

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended September 30, 2009, were $17,072,379 and $23,496,010, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$107,748	$399,319
Long Term Capital Gain	–	1,639,424
Total	$107,748	$2,038,743

As of September 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$160,319
Capital and Other Losses	(17,025,524)
Unrealized Appreciation	880,348
Total	$(15,984,857)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and post October loss deferrals.

For tax purposes, the current fiscal year post-October loss was $4,418,671 (realized during the period November 1, 2008, through September 30, 2009). This loss will be recognized for tax purposes on the first business day of the Fund’s fiscal year, October 1, 2009.

As of September 30, 2009, the Fund had capital loss carryforwards to offset future capital gains of $12,606,853, expiring in 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended September 30, 2009.  The following reclassification was the result of real estate investment trust reclassifications and had no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(11,361)
Undistributed Net Realized Gain (Loss)	11,361

GRISANTI BROWN VALUE FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2009

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending September 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal years, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal years, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 8. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued the “FASB Accounting Standard CodificationTM and the Hierarchy of Generally Accepted Accounting Principles” (“Codification”).  The FASB approved the Codification as the single source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission (“SEC”).  All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification  become nonauthoritative.  The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management has evaluated the Codification and has determined that it did not have a significant impact on the reporting of the Fund’s financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through November 23, 2009, and the Fund has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Grisanti Brown Value Fund

We have audited the accompanying statement of assets and liabilities of the Grisanti Brown Value Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended September 30, 2008 and the financial highlights for each of the years or periods in the three-year period then ended were audited by other auditors whose report dated November 18 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grisanti Brown Value Fund as of September 30, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 23, 2009

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2009

Investment Advisory Agreement Approval

At the August 18, 2009 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”).  In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition.  Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from senior representatives of the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.  The Board also considered the adequacy of the Adviser’s resources and quality of services currently provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.  The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board noted that the Adviser has been absorbing fees and expenses of the I Shares class above 0.99%. The Board also considered the Adviser’s resources devoted to the Fund. Under those circumstances, the Board concluded that the level of the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board noted that the Fund underperformed the S&P 500 Index for the one-and three-year and since inception periods. The Board also noted that the Fund had outperformed the S&P 500 Indexduring the six month period ended June 30, 2009. The Board also noted the Fund just finished its best quarter since the Fund’s inception in October 2005. Based on this review and all of the relevant facts and circumstances, the Board concluded that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board considered the compensation paid to the Adviser for providing advisory services to the Fund. The Board also analyzed comparative information regarding advisory fees and total expenses of mutual funds in its Lipper Inc. peer group. The Board noted that the Adviser’s actual advisory fee rate was lower than the median advisory fee for its Lipper Inc. peer group. The Board also noted that its actual total expense ratio was equal to the median expense ratio for its Lipper Inc. peer group. Based on the foregoing and all of the information available, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2009

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Adviser does not have any reason to believe that the Fund is likely in the near future to reach economies of scale. The Board also noted that the Adviser had voluntarily lowered its management fee (during the period) to 0.85%. Based on all of these considerations and other relevant factors, the Board concluded that it would not be necessary to implement the use of breakpoints would be appropriate at this time.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of ancillary benefit or compensation from its relationship with the Fund. The Board accordingly concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 775-8439 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009, through September 30, 2009.

Actual Expenses – The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not  be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid	Annualized
	April 1, 2009	September 30, 2009	During Period*	Expense Ratio
I Shares Class
Actual	$1,000.00	$1,325.74	$5.77	0.99%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%

———————

*

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over  the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Fund also designates 4.30% as qualified interest income exempt from US tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated.  Each Trustee oversees twenty-eight portfolios in the Trust.  Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 775-8439.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

GRISANTI BROWN VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

SEPTEMBER 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989

Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008

President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care, June 2005 – December 2006; Director, Fund Accounting, Citigroup, December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992 – November 2003; Auditor, Ernst & Young, May 1988 – March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008

Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

David Faherty Born: 1970	Vice President	Since April 2009

Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc., June 2007–February 2009;  Associate Counsel,  Investors Bank & Trust Company, August 2006–June 2007; employee of FDIC, January 2005–September 2005; employee of IKON Office Solutions, Inc., September 1998–January 2001.

Michael J. McKeen Born: 1971	Vice President	Since September 2009	Senior Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup, 2003-2008; Manager, Forum Financial Group, 1993-2003.
Joshua LaPan Born: 1973	Vice President	Since September 2009	Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup, 2003-2008; Manager, Forum Financial Group, 1995-2003.
Timothy Bowden Born: 1969	Vice President	Since September 2009	Manager, Atlantic Fund Administration, LLC, since 2008; Vice President, Citigroup, 2005-2008; Manager, PNC, 1997-2005.
Lina Bhatnagar Born: 1971	Secretary	Since 2008

Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short Term Trader, Wellington Management, 1996 – 2002.

———————

1

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

INVESTMENT ADVISER

Grisanti Brown & Partners LLC

45 Rockefeller Plaza, Suite 1709

New York, NY 10111

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the Shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

www.gbpfunds.com

214-ANR-0909

ITEM 2.

CODE OF ETHICS.

(a)

As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted     a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)

There have been no amendments to the Registrant’s code of ethics that apply to its Principal    Executive Officer and Principal Financial Officer.

(d)

There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)

Not applicable.

(f) (1)

A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,365 in 2008 and $14,000 in 2009.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $0 in 2009.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $4,300 in 2008 and $3,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $4,300 in 2008 and $3,000 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

(a)

Included as part of report to shareholders under Item 1.

(b)

Not applicable.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11.

CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of Ethics (Exhibit filed herewith).

(a)(2)

Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Funds

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date: November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date: November 24, 2009

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date: November 24, 2009